Mercury Computer Systems, Inc.

Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc. 7th Annual Investor Conference November 21, 2006 Exhibit 99.1

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Forward-Looking Safe Harbor Statement
This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation
Reform Act of 1995, including those relating to anticipated fiscal 2007 business performance and beyond. You can identify these statements by our use of the words "may," "will," "should," "plans," "expects," "anticipates," "continue,"
"estimate," "project," "intend," and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, general economic and business conditions, including unforeseen weakness in the
Company's markets, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, continued funding of defense programs, the timing of such funding, changes in the U.S. Government's interpretation of federal procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays due to performance quality issues with outsourced components, the inability to fully realize the expected benefits from acquisitions or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, and difficulties in retaining key customers. These risks and uncertainties also include such additional risk factors as are discussed in the Company's recent filings with the U.S. Securities and
Exchange Commission, including its Annual Report on Form 10-K for the quarter ended June 30, 2006. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.
Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the
Company provides non-GAAP financial measures adjusted to exclude certain non-cash and other specified charges, which the Company believes are useful to help investors better understand its past financial performance and prospects for the future. However, the presentation of non-GAAP financial measures is not meant to be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP financial measures assist in providing a more complete understanding of the Company's underlying operational results and trends, and management uses these measures, along with their corresponding GAAP financial measures, to manage the Company's business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the company’s First Quarter Fiscal Year 2007 earnings release, which can be found on our website at
www.mc.com/mediacenter/pr/.

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Agenda
Jay Bertelli’s Closing Remarks, Q&A
11:45-12:15
Bob Hult, SVP, Chief Financial Officer
11:30-11:45
Philippe Roy, Dir. & GM, Navigation & Simulation Systems
11:15-11:30
Mark Skalabrin, VP & GM, Advanced Solutions Business
10:45-11:15
Break & Trade Show
10:30-10:45
Marcelo Lima, VP & GM, Commercial Imaging & Visualization
10:00-10:30
Didier Thibaud, SVP, Defense & Commercial Businesses
9:25-10:00
Jay Bertelli, President, CEO & Chairman
9:10-9:25
Bob Hult, SVP, Chief Financial Officer
9:00-9:10

© 2005 Mercury Computer Systems, Inc. Corporate Overview Jay Bertelli, President, CEO & Chairman

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

What We Do
For diverse customers in:
Aerospace & Defense
Communications
Geosciences
Life Sciences
Semiconductor
Leading provider of:
Computing solutions
for specialized,
compute- and data-
intensive applications

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Mercury’s Strategy
•
Focus on relatively small ($200-400M) niche
markets that are not well served by
mainstream suppliers
•
Leverage technology investments across
multiple markets
•
Focus on solving problems that are
challenging and can command high margins
•
Focus on core competencies
Multicomputer architectures
Signal and image processing
Visualization
•
Market-specific domain expertise

Computer Systems, Inc. MERCURY Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Our Unique Strengths
Signal Processing
High-Data Rate
Computing
Sensor Data
Acquisition
Visualization
•
Unique skill set and software for processing and
visualizing data
•
Years of development in software libraries and
tools for embedded multicore computing
•
Domain expertise in niche markets

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Identifying New Markets to Drive Growth
•
Developing market opportunities
Defense Business Unit (DBU) - Synthetic vision, wideband data links
Commercial Imaging & Visualization (CIV) - 3D medical imaging, geosciences (oil & gas)
Advanced Solutions Business Unit (ASBU) - Semiconductor,
Design for Manufacturing (DFM)
•
Discovery Phase
Biotechnology - Drug discovery
Video processing - Intelligence to compensate for bandwidth
limitations
Defense - Homeland security
History of finding challenging computing problems
that can be solved with Mercury technology

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Market-specific Innovation
Leveraged Innovation
Leverage as a Competitive Advantage
Multi-market leverage of technology and core
competencies results in strong competitive
advantage and significant barriers to entry
Defense,
National Labs,
Life Sciences,
Semi-
Equipment,
Oil & Gas
System
Solutions,
Cell Broadband
Engine
™
(BE)*,
FPGA, GPU,
Multicore, A/D-
D/A, Video
Technology & Core
Competencies
Market Investments
*Cell Broadband Engine is a trademark of Sony Computer Entertainment Inc.

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Revenue Follows Technology Cycles
Echotek – A/D-D/A
Revenue ($M)
$186
$250
$150
$181
$141
$107
$86
$180
$235-245*
$236
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007E
June Fiscal Year End
*Per Company guidance, October 26, 2006 earnings conference call
PowerPC
RACE++
®
MP-510
Cell BE
Processor
DSP/GPU / FPGA Processors
Northstar Ensemble
PowerStream
7000
®
TGS – 3D
Momentum - SBC
SOHARD – PACS
ARC - RF
RapidIO
®

© 2005 Mercury Computer Systems, Inc. Defense Market Didier Thibaud, SVP, Defense & Commercial Businesses

Mercury Computer Systems, Inc.
Challenges Drive Innovation

DoD Investment Spending
(FY07 $B)
Threat Environment

DoD Investment Spending
(FY07 $B)

© 2005 Mercury Computer Systems, Inc.

Defense Budget History and Potential Changes
Threat vs. Investment Spending
(FY 1976 – FY 2006)
R2
=
0.33
R2
=
0.33
Actual Investment
Spending
Threat Model
Hot War
Cold
War
No
Threat
$0
$50
$100
$150
$200
$250
1955 1960 1965 1970 1975 1980 1985 1990 1995 2000 2005
•
Historical defense investment spending is
cyclical in constant year dollars; does not
follow threat, does follow political office
•
President dominates
•
Democratic house and senate = Case 2
(~flat defense investment)
•
Democratic President in ‘08 = Case 3
(~ -
3.9% CAGR)
Predicted Market Scenarios
Actual
Investment
Account
Spending
Booz Allen
Defense Market
Model
Case 3
Current
FYDP¹
FYDP1
(0.0% CAGR²)
Case 1 (1.6% CAGR²)
Case 2 (-0.0%
CAGR²)
Case 3 (-3.9%
CAGR²)
Case 2
Case 1
Forecast History
$100
$110
$120
$130
$140
$150
$160
$170
$180
$190
$200
2000 2002 2004 2006 2008 2010 2012
•
Major DoD investment programs will
remain funded if they perform
AEGIS – BMD (Korea, Iran)
MP-RTIP – (Global Hawk, possible
JSTARS upgrade to offset E-10A
cancellation)
SIGINT – (GWOT)
•
Deficit issues and follow-on
expenses to the war will challenge
new program investment – but offer
increasing opportunities for
upgrades to existing systems
Chart sources: John H.J. Niehaus, Principal, Global Aerospace & Defense, Booz Allen Hamilton and Ronald J. Epstein, Ph.D. Senior Director, Aerospace &
Defense Equity Research Merrill Lynch.  Other Sources :  DoD Green Book FY07, historical Congressional records, Booz Allen analysis

Mercury Computer Systems, Inc.
Challenges Drive Innovation

Erieye
Wedgetail
ASTOR
U-2
JCM
Global Hawk
ABL
JSTARS
Tornado
Rivet Joint
HALO
JSF
Gripen
F/A-22
F-16
FA-18 SHARP
SH-60
P-3
Predator
GCA-PAR-2000
SQS-56
EMPAR
Commandar
ASR-9
TPS-59(V)3
Jindalee
Sampson
AEGIS
NSSN
Gotland SSK

© 2005 Mercury Computer Systems, Inc.

Unique Strengths in Defense
•
Leader in airborne
surveillance
14 years of experience
•
Investing and
innovating to
maintain leadership
position
•
Strong business
relationships and
partnerships with
defense primes
Representative

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Leveraging Mercury into A&D Segments
•
Track record of success
Leveraging technology to deliver best
value
Strong COTS model
Aboard demanding platforms in air, on
land, under sea
Full life-cycle support
•
Market focus
C4ISR
Defense embedded computing
•
Technology to enable new
application
Wideband data links and satellite
communications
Situation awareness
Synthetic vision and unmanned vehicles

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

State of Warfare – Battlefield Requirements
•
The nature of war has changed
“The enemy is mobile and our war fighters must be connected to strategic and tactical aircraft, along with weapons and unmanned aerial vehicles (UAVs), in order to successfully engage time-critical targets.”
-Anonymous
•
Reduce casualties
•
Better utilization of deployed forces
Improved communications
Enhanced speed and effectiveness
•
Improve intelligence
Reduce data pollution
Sort, extract & fuse data into information
Understand first, act decisively
•
Transition from platform-centric to network-centric

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

The Challenges of Today’s Warfare
Leveraging COTS
Embedded Solutions
Network Centric
Operations
Combat ID
Precision
Targeting
Information
Superiority
Multi-Mission
Data Fusion
Data Explosion

Computer Systems, Inc. MERCURY
Challenges Drive Innovation

Connect
Transmit & Receive
A/D
A/D
A/D
Visualize,
Fuse & Archive
Software & Tools
Compute & Control
COMPLEX *signal,
long j,
unsigned long log2N,
long f,
SAL™
PowerStream 7000

© 2005 Mercury Computer Systems, Inc. 17 Enabling Technologies for Mission Systems

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

Compute Performance ♦ Connectivity ♦ Ruggedization
PowerBlock 200
PowerStream 3000
PowerStream 6600
PowerStream 7000
MultiPort
CompactPCI
VPX REDI
CompactPCI
VXS

© 2005 Mercury Computer Systems, Inc.

Computing Solutions Across the Board
Medium
(6U)
Large
(8U+)
Small
(<=3U)
XSC-100 ATX IBM BladeCenter
MAC-100
Busless Embedded
Benign Performance Limit
Benign
Modular Rugged
A
dvanced
T
CA
TM
Modular Performance Limit
CP3-102 VPA-200 TBA-100 ECDR-GC314 PMC
ATR
6600
Extreme
Cell
1U/2U
High

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation
Systems
3D Visualization
Software
Modules
AdvancedTCA
MultiPort
VPX REDI
VMEbus Technology
VXS
CompactPCI
VPX
Open Inventor from Mercury
VIRTEX 4
intel
DSP
TEXAS INSTRUMENTS
Race
RapidIO
IP
DigitalIF.org

© 2005 Mercury Computer Systems, Inc.

Innovation for Today’s Warfare
Processing
Solutions &
Services
IP & Cores
Navigation &
Visualization 3D
Amira
3D Framework
Image
Archiving
CELL BE
Single Board Computers
Fast & Flexible
Radio Frequency
Ultra-fast Tuning
Very Low Phase Noise
Mixed Signal
AD/DA
FPGA
VME, VXS,
PMC, XMC
200 GLOPS per
Cell BE Processor
Serial RapidIO
AdvancedTCA &
AdvancedMC
Compact
Rugged Conduction-
& Air-Cooled
Rugged Air Cooled
VME64 Backwards
Compatibility
Rugged
Conduction
Cooled
Ultimate
Interconnectivity
Rugged
Managed Air-
Cooling
(VITA 41)
Large
3U
(VITA 46)
(VITA 46/48)
6U
SFPDP
FPGA
Dev Kit
(VITA 49)

© 2005 Mercury Computer Systems, Inc.

Defense Embedded Computing Market Potential
A $14.2 Billion Available Market
90-95%
Primes
5-10% COTS
Opportunity for
Collaborative COTS
SM
Source: The Embedded Computing Market 2006, Electronic Trend Publications Inc & Internal Estimates.
Defense  Weapons & C3 Boards and Systems

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Collaborative COTS
•
Solutions & Services
Computer integration
System assembly
Module development
Architecture and
research
Custom software
Ruggedization
Life-cycle management
Intellectual property
Migration services
On-site support
•
Shortening Development Cycles
•
Lengthening Product Life Cycles
•
Strengthening Our Relationship
…when customers need a helping hand…

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Growth Opportunity: Radar
•
Airborne surveillance: MP-RTIP
Global Hawk (15 platforms)
JSTARS and AWACS upgrade potential
•
Tactical fighters: F-35, F-22, F-16
•
Shipboard missile defense: Aegis
•
UAV: Predator LYNX SAR
•
Land-based/mobile radar
Aegis (BMD)
JSF (F-35)

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Growth Opportunity: Battlefield Communication
Projected widespread deployment
of battlefield visualization and
decision aids
Multi-sensor visualization for war
fighters on the move
Comprehensive battlefield imagery for
war fighters
Super-smart compression when link
bandwidth is limited
Detection and identification of targets in
urban/civilian environments

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Growth Opportunity: Wideband Data Links
•
Ground, shipboard, and airborne
communications via satellite
Deployment of broadband closer to the war fighter
Drives the need for new compute solutions
•
Mercury is well positioned with COTS software-
defined radio (SDR) and scalable FPGA and DSP
solutions
•
Technology demonstrated at MILCOM (Oct. 2006)

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Meeting the Challenges
•
Budget uncertainty
•
Strong customer base
•
Strengthened pipeline
2x increase in business
opportunities in 8 months
•
Broadened product portfolio
•
Technology leadership
•
Increased market penetration
Services
Collaborative COTS

© 2005 Mercury Computer Systems, Inc. Commercial Imaging and Visualization Markets Marcelo Lima, Vice President & General Manager

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

SPECIAL EDITION THE FUTURE OF MEDICINE
Newsweek
Your Health In the 21st Century
NEW TREATMENTS
For Cancer, Alzheimer's, Diabetes & Depression
PLUS PULLOUT POSTER The Science Of Drugs
With Harvard Medical School

CHINESE CYBERSPIES
COOL NEW SEARCH ENGINES
TIME
HOW TO STOP A HEART ATTACK BEFORE IT HAPPENS

The Economist
Healthcare's outrageous IT gap
The ambition of Bill Frist
Google's online ad attack
Colombia's right-wing paramilitaries
Oil
How to avoid the next shock

© 2005 Mercury Computer Systems, Inc. 27 Tremendous Opportunities • Big markets @ the forefront of socio- economic issues • Exciting new businesses (s/w centric) • Excellent growth potential

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

CIV Business Summary
0
10
20
30
40
50
60
FY04 FY05 FY06 FY07
(plan)
Revenues US$
•
Leading OEM provider of image processing and
visualization solutions
•
Main markets: Life Sciences and Geosciences
Annualized served markets size of approximately $700M to $900M
•
Continued revenue growth
•
170 associates in six centers (US and Europe) organized
by unit:
Visualization Sciences Group (VSG)
• TGS business had record revenue in FY06,
20%+ growth over FY05
Life Sciences Group (LSG)
• SOHARD business had record revenue in FY06
• Won 20 new customers in last 12 months
• Legacy decreasing by about $10M annually
• Gained ISO 13485 certification and FDA
clearances

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

0
2
4
6
8
10
12
14
16
18
20
FY'00 FY'01 FY'02 FY'03 FY'04 FY'05 FY06 FY07
CIV
CIV Revenue Trends
CIV Timeline of Events
FY02-03 - CT designed out
FY04 - DX & PET ramp, Q4 TGS acquisition
FY05 - MR production full swing & TGS
FY06 - Design phase out of 2D Business; crossover new  business; SOHARD acquisition

Computer Systems, Inc. MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc. 30 Transition in Revenues FY05 – FY07 0 10 20 30 40 50 60 FY05 FY06 FY07 Plan New Legacy 22% 78% 83% 17% Legacy New 59% 41%

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Visualization Sciences Group (VSG)
•
Industry
Geosciences, visualization and computation
•
Products & Services
Visualization software toolkits (OIV, amira ® )
High-performance computers
Custom engineering services
•
Segments
Oil & gas visualization – Growth > 20%

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

Mercury software is used to develop visualization applications in:

© 2005 Mercury Computer Systems, Inc.

VSG – Oil/Gas Industry Workflow
Data Processing
Seismic
Interpretation
Structural Modeling
Reservoir modeling,
characterization & simulation
Flow Simulation
Well Planning
Production
Mercury SOFTWARE expertise: Mercury SOFTWARE expertise:
• 3D volume rendering & mesh for huge
data sets
• Cluster rendering and image compositing
• Remote visualization
• Collaboration and immersive VR
capabilities
Economics
Mercury HARDWARE SOLUTIONS: Mercury HARDWARE SOLUTIONS:
• Cell BE-based computing cluster
• Algorithms optimization & mapping
• High-performance visualization cluster systems

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Acquire Interpret &
Visualize
Process
Data migration,
mathematical
transformations,
complex signal
returns…
3D image
interpretation
& visualization
Increase data throughput, dramatically accelerating imaging workflow
Main characteristic of this activity:
Need to compute and analyze HUGE datasets (Terabytes)
3D server
3D server (Thin
client)
& display wall,
VR …
Data acquisition
& sensor
correction
Mercury’s Offerings to Oil & Gas Customers
Pre-stack
visualization
Display wall, VR…
Distribute &
Collaborate

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Addressable Markets Overview
•
VSG’s strategy: exploit short-term opportunities like seismic data processing (SDP), and s/w needs for 3D tools to fund entry into larger segments in the oil & gas market
•
Oil & gas visualization customers’ needs are increasing and our
OIV V6.0 will provide substantial added value and support for customers to take advantage of large existing or new clusters
•
SDP for image reconstruction growth is driven by exploration which is at all-time high and expected to remain that way for at least 2-3 years
in $M 2006 2007 2008 2009 2010 2011
Public Sector Research 10 12 15 18 20 25
Oil & gas Visualization 50 60 70 80 90 100
Oil & Gas Seismic DP 100 110 120 140 160 200
Total served 160 182 205 238 270 325
MARKET NOT SERVED TODAY MARKET SERVED TODAY TARGET MARKET PLANNED

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

VSG Competition
•
Mainly small regional companies in the $10-15M
range, such as Coin3D, Hue, etc.
•
In some segments we compete with our
customers: Schlumberger, Landmark, etc.
•
Competitive advantages:
ScaleViz and LDM (Large Dataset Module) extensions
Multi-platform and laptop support
Remote client
Clustering software
amira
®
for oil & gas applications
GPU proprietary compression

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Life Sciences Group (LSG) Summary
•
Products & Services
Life Sciences SCOPE
OEM products (systems & software)
Recon, visualization, servers, acquisition
19+ years of medical OEM experience.
Open Innovation expertise:
Nvidia GPUs, MGH DBT mammo, Erlangen IMP CT, MCW MRI acq.
s/w, Franhoffer Inst. Cardiac SW
Medical Advisory Board
Clinical sites
•
Segments
DMI – Diagnostic Medical Imaging modalities
Market growth of 3% to 10%
PACS – Picture Archiving and Communications System
Market growth of 12+% and higher growth in 3D
Microscopy & Biotech Visualization
High market growth of 20+%

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Acquire Visualize
•
Image reconstruction, processing, and visualization
•
Embedded components and integrated solutions
•
Professional services & support
Manage
Distribute
Life Sciences Imaging Workflow: Products
•
Visage VR
Volume Rendering
•
Visage WS
Workstation
•
AMIRA research
Reconstruct
•
Visage
™
RT Image
Reconstruction
•
GPU Acceleration
•
CELL Technology
Acceleration
•
Multi-channel
MRI  Receiver
•
CT Gantry
Dosage
Controllers
•
Visage PACS
•
Visage CS
Thin Client/Server
•
Visage
PACS
•
Broad end-to-end medical systems OEM solution portfolio
•
All steps from scanner output to end user

MERCURY Computer Systems, Inc.
Challenges Drive Innovation

GE
FEI COMPANY
ziehmimaging

Medtronic
When Life Depends on Medical Technology
Pfizer
SOREDEX
CHASE MEDICAL
KONING

SIEMENS
ACUO TECHNOLOGIES
Ferrania

SIEMENS

KONING
xradia
SOREDEX

SIEMENS
FEI COMPANY
xradia
GAMMA MEDICA-IDEAS
Integrated Imaging. Now.

BRIT Systems
KONING
MTS Delft
Dynamic Imaging
JEOL
ZEISS

© 2005 Mercury Computer Systems, Inc.

A Selection of Our Customers
•
Visage VR
Volume Rendering
•
Visage WS
Workstation
•
AMIRA research
(over 3000 sites
worldwide)
•
Visage RT Image
Reconstruction
•
Visage MR
•WIPS
•
CT Gantry
Controllers
•
Visage PACS
•
Visage CS
Thin Client/Server
Acquire Visualize
Distribute & Manage
Reconstruct

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

LSG Medical Imaging Macro Market Conditions
Medical Market Transition
Aging population More diagnostic imaging
PET, CT and Ultrasound high growth, MR and XR flat
(except oncology machines like Mammo and LINAC)
Interventional radiology a reality with more compute
power
Better acquisition sensors More data More
compute intensive tasks
Applications and computation moving
• From gantry side to PACS
• From diagnostic radiologist on-site to remote or central reading
PACS growing worldwide
Reimbursements
• Down in U.S. and most of Europe for all modalities and PACS
• Up in US for 3D reading

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Reimbursement in 3D Growing
•In late 2005 the US announced an increase for 2006 in 3D reimbursement rates of 30% at hospitals
(24% at independent imaging centers), if one diagnoses 3D from an independent workstation or PACS.
3D amongst the very few diagnostic reimbursement codes to go up !
•3D CPT Code (Hosp Outpatient)
76375 (05, replaced by ->)  76376 (06, Modality)  76377 (06, Ind. Workstation)
• ----- ------ -----
•Reimbursement (Technical)
97.70 36.52                            98.82
•Reimbursement (Professional)
8.34 10.99                            43.20
• ----- ------ -----
•Total
$106.04 $47.51 $138.02
•
•3D CPT Code (Img. Center)
76375 (05, replaced by ->)  76376 (06, Modality)  76377 (06, Ind. Workstation)
• ----- ------ -----
•Reimbursement (Technical)
140.98 133.02                           141.74
•Reimbursement (Professional)
8.34 10.99                             43.20
• ----- ------ -----
•Total
$149.32 $144.01                          $184.94
•The 'greater than 16-slice' category of CT scanners is the fastest growing and largest segment of CT right now.
•About 1,200 64-slice systems have been ordered since mid-2005, and the installed base hovers at a rapidly growing 600.

LSG WW OEM Markets 2007 US$M				
Systems	**DMI**	**PACS**	**Interventional**	**Microscopy**	**Totals**
Acquisition	80	0	0	0	80
Reconstruction	100	0	40	20	160
Workstations	150	200	80	50	480
Visualization SW & Accel	50	50	30	20	150
Data Mgmnt SW	80	80	20	10	190
Molecular Img SW	20	0	0	20	40
CAD SW	40	20	0	0	60
Special Algorithms	10	0	0	10	20
Visualization Servers	30	100	0	40	170
Storage	20	150	10	80	260
Totals	**500**	**600**	**180**	**250**	**1610**

LSG WW addressable market	700	US$M

© 2005 Mercury Computer Systems, Inc. 41 Addressable LSG Markets

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

FROST & SULLIVAN

European 3D and 4D Imaging Systems Market

MARKET SIZE AND GROWTH

2004: $119.2 Million

2008: $221.1 Million

CAGR 2004-2008: 16.7%

REGIONAL MARKET SHARE

Germany: 23.3%

Italy: 15.4%

France: 15.3%

United Kingdom: 14.5%

SEGMENT SHARE

SEGMENT	2004 SHARE	2008 SHARE
Direct sales to end users (radiology depts, Hospitals and others)	20.3%	17.1%
Sales to modality OEMs for integration with medical imaging modalities	47.7%	39.9%
Sales to PACS vendors for integration into PACS	32.0%	43.0%

© 2005 Mercury Computer Systems, Inc. 42 European 3D/4D Market – F&S, 2003 •EU OEM Market 2008 80% of $220M = $160M •US OEM Market estimate 2008 = $200M •3D alone is a $360M OEM Market

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

FROST & SULLIVAN

Hospital Market Penetration Forecast

100
90
80
70
60
50
40
30
20
10
0
Market Penetration (%)
2002
2006
2007
2010
2012
Year
Lesser than 25,000 APV (Annual Procedure Volume)
25,001 to 50,000 APV
50,001 to 100, 000 APV
100,001 to 200, 000 APV
Greater than 200,001 APV

© 2005 Mercury Computer Systems, Inc. 43 U.S. Turnkey Radiology PACS Market – Growth Forecast

Mercury Computer Systems, Inc. Challenges Drive Innovation

	Mercury	Terarecon	Vital Images	Barco Voxar
Company Summary				
Locations	US & EU	US & JP	US & EU	EU & US
Stock Symbol	MRCY	NA	VTAL	BCNAF
Annual Revenues	$250M	$50M	$70M	$860M
Annual LS Revenues	$54M	$50M	$70M	$120M
Market Cap	$290M	NA	$420M	$1.1B
Number of Employees WW/LS	850/170	150	260	4,222/250 (est)
Life Sciences Business Model				
OEM Sales	X	X	X	X
Direct Sales		X	X	
Key Products	Visage MR Visage RT Visage VR Visage WS Visage CS Visage PACS	Volume Pro AquariusNet AquariusWS Clinical Packages	Vitrea WS VitalConnect VitreaAccess Clinical Apps	Displays Voxar 3D (8M)
Focus	GPU and Cell BE-based Recon to Visualization and Distribution Systems Thin Client Server	ASIC based 3D Renderer and Server, Clinical Applications	NVIDIA GPU Rendering, Clinical Applications	3D Software ATI GPU Collaboration
Strengths	Scalable Systems Large Data Sets Image Quality Performance PACS products	Server Performance	Clinical Packages	SW Easy to Integrate to PACS
Weaknesses	Few Clinical Applications	ASIC Platform	Hard for OEM to Integrate	Low perf. and Image Quality Long load time

© 2005 Mercury Computer Systems, Inc. 44 LSG - 3D DMI & PACS Competitive Summary

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

CIV Competitive Advantages
•
ISO 13485 certified and Visage CS and PACS are FDA
cleared !
•
Visage CS
Image quality and SPEED
Scalability
COTS platform
PACS integration, workflow advantages
•
Visage PACS
WEB distribution with failover technology
Flexibility and scalability
Only integrated 2D/3D image distribution system
•
Visage VR and RT (Cell or GPU)
Ease of integration into any OEM platform
Extensive volume libraries and recon algorithms
Image quality and ULTIMATE SPEED

Computer Systems, Inc. MERCURY
Challenges Drive Innovation

Reconstruct
Visage™ RT Image Reconstruction
Cell Technology Acceleration
Visualize
Visage™ CS Thin Client/Server
Visage™ WS Workstation
Visage™ VR Volume Rendering
Acquire
Visage™ MR
Digital MRI Receiver
Advanced Research
amira® 3D Visualization
Application Framework
Computer Systems, Inc.
MERCURY
3D TO THE CORE
Manage
Visage™ PACS
Distribute
Visage™ PACS
Visage™ CS Thin Client/Server

© 2005 Mercury Computer Systems, Inc. 46 LSG Products Transforming the Diagnostic Workflow

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

ACQUIRE

© 2005 Mercury Computer Systems, Inc.

More Signal, Less Noise, Faster Scans
•
Visage ™ MR
Powerful drop-in upgrade to existing MRIs
Breakthrough 16-bit A/D technology
For high-field systems: Enables useful images during
breath hold or cardiac timeframes
For low-field systems: Provides dramatic image
quality and scan-time improvement
Side-by-side images demonstrate Visage MR’s superior
signal-to-noise ratio (SNR) and dynamic range.
WIPS – In clinical validation

© 2005 Mercury Computer Systems, Inc.

Advanced 3D Reconstruction Solutions
•
Visage™ RT – Award-Winning Technology
Pioneering GPU and Cell-based reconstruction
Reduces reconstruction times by 40x to 100x
•
Cell BE-Based Solutions
Cell Accelerator Board (CAB) – 180 GFLOPS
1U Dual Cell-Based Server – 410 GFLOPS
Enable advanced algorithms in routine procedures
Unparalleled throughput and image quality

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

VISUALIZE

© 2005 Mercury Computer Systems, Inc.

Award-Winning Advanced Visualization S/W
•
Visage™ WS - Turnkey Medical
Workstation for OEMs
Full integration with PACS and modalities
Customization for OEMs and PACS
providers
Enables fast time to market
•
Visage™ VR - GPU Accelerated
Volume Rendering
Multitude of advanced 3D visualization
methods
Unmatched levels of performance and
image quality
Seamless integration through flexible API

Mercury Computer Systems, Inc.
Challenges Drive Innovation

DISTRIBUTE

Visage CS
Application Server
Modality
LAN
+
WAN
PACS Archive
PCs, Laptops, and Reading Stations
Throughout the Hospital Enterprise

© 2005 Mercury Computer Systems, Inc.

Ultimate Performance Visualization
•
Visage
™
CS Thin Client/Server
The world’s first fully scalable thin client/server
Instant interactive viewing for 2D, 3D and 4D studies
Optimal use of existing PCs throughout the enterprise
Tight integration with PACS and modalities
•
NEW! Visage
™
Cardiac Analysis*
Thin client access to cardiac analysis functionality
Comprehensive package including LV and coronaries
2D/3D Anytime, Anywhere
* PRELIMINARY - work in progress

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

MANAGE

2D/3D
Web-Based
Visage™
PACS/CS
Performance Cluster
Long Term Archive
Active-Active Failover
Integrated 3D Server
XA
DX
CT
CR
MR
US
DR
PET
MG
NM
RT
...
Orthopedics
Oncology
Cardiology
Radiology
...
Intensive Care
ER
OR
Ward
Office
HIS / RIS
Ext. Archives
DICOM Print
Patient Media
Workstations
Home Office
Ref. Physician
Multi-Site
Teleradiology

© 2005 Mercury Computer Systems, Inc.

Industry-Leading 2D/3D Image Management & Distribution
•
Visage™ PACS
Instant image access for
web and thin clients
Cluster and failover
approach for optimum
availability
Fully scalable solution -
small to large sites
Flexible integration with
imaging modalities and
RIS/HIS
Over 1,400 installations
worldwide

© 2005 Mercury Computer Systems, Inc.

Cutting-Edge Visual Data Exploration, Analysis, & Modeling
•
amira ® 3D Visualization
Powerful framework and toolbox for research
Unmatched interactive speed and visual quality
Supports a broad range of data formats
Develop complex patient models and perform
advanced treatment planning
Create spectacular presentations

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

3D
CAD
2D
results
DICOM
3D

© 2005 Mercury Computer Systems, Inc.

Professional Services - Fast Time to Market
•
Expertise that ensures the customer’s
competitive advantage
Comprehensive services across the diagnostic workflow
Highest quality standards and certified products
•
Professional services for OEMs
Algorithmic optimization
Cell/GPU acceleration
Customized API and GUI
Integration into customer's framework
•
Professional services for dealers and
distributors
System integration and support services
Custom branding and versioning
Consulting and training

© 2005 Mercury Computer Systems, Inc. Next: Mark Skalabrin, VP & General Manager Advanced Solutions Business (ASBU) Break

© 2005 Mercury Computer Systems, Inc. Mark Skalabrin, Vice President & General Manager Leveraged Platform Investments Semiconductor & Communications Markets

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Leveraged Product and Technology Investments
•
Increasing multi-market leverage of R&D investments
Includes both organically developed and acquired technology
Significant trend reversal
Market
Investments
Leveraged
Investments
Cell
Solutions
3D
Imaging
Software
A/D & D/A
hardware
Algorithm
Libraries
GPU
Acceleration
FPGA
Solutions
Radar
SIGINT
SDR
Semi
Life
Sciences
Biotech
Comms
Seismic
NavSim
GPP
Solutions
•
Major competitive
advantage
Competitors in any one
segment must overcome
the leverage advantage
•
Required to enter
market niches
Most market segments
are too small to support
standalone investment

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Leverage Example: Cell BE-based Solutions
Cell
Solutions
Medical/
Biotech
Radar
Video
Gaming
Semi
Creation
Oil &
Gas
Intelligence
National
Labs
•
5-100x faster than conventional microprocessors
•
A strong match to Mercury’s unique capabilities
Architected to solve problems in the same way Mercury has been solving problems for many years
•
Creating value in every major Mercury market segment
Driving next generation engagements with existing customers
Bridging us back to past customers
•
Leading to new market
opportunities
Over 2,000 leads
•
Established significant
relationship with IBM

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Semiconductor Creation Market
•
Supplying application-
enabling solutions to
leading OEMs
•
Growth driven by production
design wins
Mask generation
Wafer inspection
Reticle inspection
•
Positioned for the next wave
Mercury Cell BE-based solutions
uniquely meet market needs
Emerging new applications for
Mercury solutions
Strong Organic Growth
47% CAGR
FY 2002-2006
Mercury Semiconductor Segment  Revenue
FY 2002 – FY 2006
$ 7.2 M
FY 2002
$ 33.2 M
FY 2006

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Semiconductor Creation Market Drivers
Consumer electronics driving the market
Demand for faster, lower cost, lower-power chips
Product life cycles getting shorter
Chip creation process getting harder
Increased time-to-market pressure
More complex physics and higher data rates as line widths shrink
New algorithms that need massive compute power
Mercury solutions allow
OEMs to keep pace as
requirements accelerate
Year 1 Year 2 Year 3
Moore’s
Law
Market
Requirements
12X
4X

Computer Systems, Inc. MERCURY
Challenges Drive Innovation

Layout
Without OPC
With OPC

Light
Lens
Reticle (mask)
Wafer

© 2005 Mercury Computer Systems, Inc.

Mask Synthesis Reticle Inspection
Wafer Inspection Stepper/Scanner
Expanding Footprint in Chip Creation Chain
Mask Writing
Growing through expansion into adjacent
applications in the lithography process chain
New
Application
New
Application
Competitive Differentiation
•
Solutions that solve the most challenging computing problems
•
End-to-end integration of application-enabling technology
•
Customer-specific solution optimization
•
Focus on long-term customer success

© 2005 Mercury Computer Systems, Inc.

Growth Opportunity: EDA Mask Synthesis
•
New application for Mercury in
Electronic Design Automation
(EDA) space
•
Complex physics processing to
support next generation lithography
Resolution Enhancement Technology
(RET) including Optical Proximity
Correction (OPC)
Design For Manufacturing (DFM),
replacing experimentation with simulation
•
45nm node has blown through the
capability of mainstream
processing technology
Up against size, power, and cost limits
Quotes from end users
“It takes 8 days with 500
nodes to do OPC on a single
[65 nm] chip layer … and we
need it to be 10 to 100 times
faster”
“We have 10,000 blades to do
RET”

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Growth Opportunity: EDA Mask Synthesis
•
Challenge is to turn weeks into days
and days into hours
•
Mercury Cell BE-based solutions
ready to meet the market needs
Teraflops to speed application by 10x to
100x
Mercury middleware, algorithm, and
application expertise
Improvements in all three dimensions -
size, power, and cost
•
Working with a leading EDA
company to deploy a solution by the
end of the year
Mercury 28 node Cell
BE-based cluster
Goal: Performance
exceeding 1,000
mainstream processors

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Commercial Communications Market
•
Providing application-specific
solutions for wireless
infrastructure applications
Primary focus is close to the radio
•
Targeting niche applications
where we add significant value
Lower volume, higher value focus
•
Growth opportunity
AdvancedTCA DSP and FPGA
compute solutions

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

OEMs are looking outside for innovation
•
Data and multimedia driving broadband
everywhere
- needs new network infrastructure
solutions
•
OEMs emerging from a downturn with scaled-
down development staff
•
Strong time-to-market demands for new
solutions
•
New technology solutions required with limited
in-house expertise
Communications Growth Drivers

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

AdvancedTCA®
μTCA™
High Availability
Platform Management
RapidIO
DSP & FPGA
Reconfigurable
Computing
Ensemble 2™

© 2005 Mercury Computer Systems, Inc.

Communication Platform for Growth
•
Deployed in the labs of top
tier Telecom OEMs
Advanced base station and
radio network prototypes
•
Satellite beamformer design
win
•
Multi-market leverage
emerging
Leverage in and leverage out
•
Significant year over year
platform revenue increase
3.7x increase FY06 to FY07

© 2005 Mercury Computer Systems, Inc.

Network
Mercury
Beamformer &
Base station
Example: Satellite Communication Solution
•
Ground-based communications system to support
Ancillary Terrestrial Component (ATC)
ATC allows satellites to work together with terrestrial
communications systems to support spectrum sharing
•
Very hard problem
One of the highest performance signal
processing systems ever deployed
Over 100 FPGAs providing 20+TeraOps per
chassis
High availability management
•
Mercury is uniquely
positioned with the
technology and expertise to
provide the required solution

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Advanced Solutions Summary
•
Renewed strength in multi-market leverage
Strong leverage of both organic and acquired
products, technology and capabilities
•
Well-positioned for next wave in the
semiconductor creation segment
Strong opportunities in existing and new
applications segments
•
Focusing communications investments to
provide high value
Delivering superior architected solutions to solve
hard problems

© 2005 Mercury Computer Systems, Inc. Philippe M. Roy, Director & General Manager Navigation & Simulation Systems Group Unmanned Systems Market

© 2005 Mercury Computer Systems, Inc.

Mercury’s Combined Capabilities
Aeronautical Applications & Systems Knowledge
3D Visualization
Embedded Design
Sensor Processing
Ruggedization
RF
Airborne Devices
Display Sub-systems

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Product: VistaNav
TM
-SSR
Ground Control Station Airborne Components
Smart Surveillance & Reconnaissance Systems
Communication
Satellite
•
Sensors
•
Video feature extraction
•
Navigation
•
Flight control
•
Data compression
•
Encryption
•
Collision avoidance
Camera

U-2
Global Hawk
HAE
Heron 2
Predator B
Medium
Heron 1
Predator A
Eagle Eye, Fire scout,
Pioneer
Tactical
70K
60K
50K
40K
30K
20K
10K
Altitude
10
20
30
Endurance (hours)

© 2005 Mercury Computer Systems, Inc. 71 Airframe Platform Vector-LRE Costs Partnership with innovative airframe designers

MERCURY Computer Systems, Inc.
Challenges Drive Innovation

Main Bat
Servo Bat
Fuel Level
FLAPS

© 2005 Mercury Computer Systems, Inc.

Synthetic Vision: The Core of the System
Vastly Improved Operational Capabilities
•
Increased situational
awareness
•
Flexible software
integration platform
Payload (video, IR, radar)
Navigation
Mission control
•
Scalable
Portable ground station
Trailer multi-system
Multi-screen control center
•
3D real-time data
dissemination

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

CAGR 97%

CAGR 28%

© 2005 Mercury Computer Systems, Inc.

A Broad Range of Applications
•
Forest fire detection and monitoring
•
Oil and gas pipeline monitoring
•
Power line monitoring
•
Precision agriculture
•
Border surveillance
•
Surveillance and reconnaissance
High-growth Market Opportunities
Data sources include: Teal Group, Frost & Sullivan & Forecast International (2004-2006)
-
500
1,000
1,500
2007 2008 2009 2010 2011 2012
Civilian UAV Market in $M
-
2,000
4,000
6,000
8,000
2007 2008 2009 2010 2011 2012
Military UAV market in $M

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

HARBOR WING

© 2005 Mercury Computer Systems, Inc.

Unmanned Surface Vessel
VistaNav controlled unmanned system
•
Autonomous hydrofoil-
multi-hull surface vessel
•
Ultra long endurance
•
High payload capacity for
on-board rugged
electronics
•
Remote surveillance &
security in open waters
•
Military & commercial
applications
Image duplicated with permission from Harbor Wing Technologies

Computer Systems, Inc. MERCURY Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Nav-Sim Potential
in Thousand USD FY07 FY08 FY09 FY10 FY11 FY12
Commercial & Military avionics 550        1,750     4,000      9,500      24,500    42,000
Consumer Avionics 1,300     2,500     4,000     6,500     8,000      10,000
Unmanned Systems 450        1,750     7,850     19,000   39,000    72,500
TOTAL AVIONICS 2,300     6,000     15,850   35,000   71,500    124,500
-
20,000
40,000
60,000
80,000
100,000
120,000
140,000
FY07 FY08 FY09 FY10 FY11 FY12
NAV-SIM POTENTIAL
Unmanned Systems
Consumer Avionics
Commercial & Military avionics

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Why are We Unique?
ULTIMATE SITUATION AWARENESS
AFFORDABLE YET HIGHLY CAPABLE SYSTEMS
UNIQUE MINIATURIZED AIRBORNE INTEGRATION
SUPERIOR DATA EXPLOITATION & DISSEMINATION
INNOVATIVE UNMANNED VEHICLES
ACTIVE COLLISION AVOIDANCE SYSTEM

© 2005 Mercury Computer Systems, Inc. Financial Overview Bob Hult, SVP, Chief Financial Officer

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Mercury: The Company
•
Well-positioned in attractive and
growing markets
•
Niche market strategy
•
Leverage technology investments
across markets
•
Commitment to customer success
•
Solid operating model

© 2005 Mercury Computer Systems, Inc.

As Revenue Follows Technology Cycles
Echotek – A/D-D/A
Revenue ($M)
$186
$250
$150
$181
$141
$107
$86
$180
$235-245*
$236
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007E
June Fiscal Year End
*Per Company guidance, October 26, 2006 earnings conference call
PowerPC
RACE++
MP-510
Cell BE
Processor
DSP/GPU / FPGA Processors
Northstar Ensemble
PowerStream 7000
TGS – 3D
Momentum - SBC
SoHard – PACS
ARC - RF
Rapid IO

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc. 80 EBITDA Follows Revenue $M $42 $41 $57 $5 $10 2003 2004 2005 2006 2007E *Per Company guidance, October 26, 2006 earnings conference call

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc. 81 Defense Market Growth Drivers • Collaborative COTS • Radar – strong base • Battlefield communications • Unmanned systems • DOD spending outlook

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Advanced Solutions Growth Drivers
•
Communications/Satellites
(ATC)
•
Semiconductor Equipment
Wafer & reticle inspection
Mask writing systems
Stepper/scanner control
Electronic design automation
(EDA)

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

1000
450
-100

© 2005 Mercury Computer Systems, Inc.

Commercial Imaging & Visualization Growth Drivers
•
Forefront of socio-economic
issues
•
Expanding product portfolio
across life sciences imaging
workflow
•
Transformation of the
diagnostic workflow to 3D
•
Oil & Gas exploration – huge
datasets

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Fiscal Year 2007 Guidance
Fiscal Year Ending June 30, 2007
Revenues ($M) $235-245
      GAAP  Non-GAAP
Gross Margin 57%
EPS $(0.50) $0.29
Notes:
1)
Figures in millions, except percent and per share data which includes adjustment for contingent convertibles, in accordance with GAAP
2)
Company guidance, October 26, 2006 earnings conference call
•
Impact of equity-based compensation costs related to
FAS 123(R) of approximately $9.8M excluded from non-
GAAP
•
Acquisition-related amortization of approximately $7M,
Q1 in-process R&D charge of $3.1M, and Q1
restructuring impairment charge of $800K excluded from
non-GAAP

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Q2 Fiscal Year 2007 Guidance
•
Impact of equity-based compensation costs related to
FAS 123(R) of approximately $2.6M excluded from non-
GAAP
•
Acquisition-related amortization of approximately $1.7 M
excluded from non-GAAP
Notes:
1)
Figures in millions, except percent and per share data which includes adjustment for contingent convertibles, in accordance with GAAP
2)
Company guidance, October 26, 2006 earnings conference call
Quarter Ending December 31, 2006
Revenues ($M) $52-54
      GAAP  Non-GAAP
Gross Margin 55%
EPS $(0.48)-(0.43) $(0.23)-(0.19)

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Timeless Business Model
*Per Company guidance, October 26, 2006 earnings conference call
Non-GAAP
FY04 FY05 FY06
Guidance
FY07*
Timeless
Business Model
Revenue
100% 100% 100% 100%
100%
Gross Margin
67% 66% 62% 57%
60+%
SG&A
30% 29% 34%
R&D
21% 20% 25%
Income from Operations
17% 17% 3% 3%
16-18%
Emerging

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Focus on Working Capital
Inventory Turns
8.0
4.9
6.9
5.4
4.6
5.5
2003 2004 2005 2006 2007E Model
•
Supply chain
transformation
Competitive advantage for
Mercury and customers
•
Quality
Customer satisfaction
Days Sales Outstanding
45
50
59
53
51
43
2003 2004 2005 2006 2007E Model

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Strong Balance Sheet
Historically strong
balance sheet
Net cash positive
Cash generation
focus
* Adjusted for October 19 mortgage payoff
** Convertible senior notes offering
*
Quarter ended September 30, 2006
Cash and Equivalents $142
Total Current Assets $172
Total Assets $368
Total Debt $125
Total Liabilities $184
Stockholders’ Equity $184
**

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc. 89 Solid Operating Model • Return to growth • Value-add drives operating margin • Working capital efficiencies • EBIDTA potential • Strong balance sheet

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Why Invest in Mercury?
•
Strong competitive position in attractive and
growing markets
•
Large growth opportunities in 3D medical
imaging, semiconductor applications, defense
communications, and synthetic vision
•
Leverage technology investments across
multiple applications in diverse markets
•
Open innovation strategy through partnerships
and acquisitions
•
Strong financial position supports continued
investments in technology and new market
development

© 2005 Mercury Computer Systems, Inc. Closing Remarks Jay Bertelli, President, CEO & Chairman

© 2005 Mercury Computer Systems, Inc. 92 www.mc.com NASDAQ: MRCY